As filed with the Securities and Exchange Commission

on September 17, 2008

Registration No. 333-

Investment Company Act File No. 811-02619

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☒ PRE-EFFECTIVE AMENDMENT NO. 1

☐ POST-EFFECTIVE AMENDMENT NO.

MONEYMART ASSETS, INC.
(Exact Name of Registrant as Specified in Charter)

Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077

(Address of Principal Executive Offices)

(973) 367-7521

(Registrant’s Telephone Number)

Deborah A. Docs, Esq.
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

(Name and Address of Agent for Service)

with a copy to :

WILLIAM FARRAR, ESQ.
Sullivan & Cromwell LLP
125 Broad Street

New York, New York 10004-2498

Approximate date of public offering: As soon as practicable following effectiveness of the Registration Statement.

Titles of Securities Being Registered: Shares of common stock, par value $0.001 per share of MoneyMart Assets, Inc.

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

September 17, 2008

Dear Shareholder:

I am writing to ask you to vote on an important proposal whereby the assets of Dryden Money Market Fund (Dryden Money Fund), which is a series of Strategic Partners Mutual Funds, Inc., would be acquired by MoneyMart Assets, Inc. (MoneyMart). A shareholder meeting for Dryden Money Fund is scheduled for November 17, 2008 (the Meeting). Only shareholders of Dryden Money Fund will vote on the acquisition of Dryden Money Fund's assets by MoneyMart.

This package contains information about the proposal and includes materials you will need to vote. The Board of Directors of Strategic Partners Mutual Funds, Inc., on behalf of Dryden Money Fund, has reviewed the proposal and recommended that it be presented to shareholders of Dryden Money Fund for their consideration. Although the Directors have determined that the proposal is in the best interests of Dryden Money Fund, the final decision is up to you.

Both Dryden Money Fund and MoneyMart are money market mutual funds as defined under the federal securities laws. If approved, the proposed transaction would give you the opportunity to participate in a single money market mutual fund with identical investment objectives and substantially identical investment policies that is expected to have lower operating expenses than Dryden Money Fund.

Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card and mail it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. on the day prior to the meeting.

•  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the instructions found on the web site. Votes must be entered by 11:59 p.m. on the day prior to the meeting.

•  By Telephone. If your shares of Dryden Money Fund are held in your own name, call 1-800-690-6903 toll-free. If your shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. on the day prior to the meeting.

Special Note for Systematic Investment Plans (e.g. Systematic Withdrawal Plan, Systematic Exchange, etc.) Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll-free, at 1-800-225-1852 to change their investment options. Otherwise, if the proposed transaction is approved, starting on the day following the closing of the proposed transaction (which is expected to occur as soon as reasonably practicable after the Meeting), future purchases will automatically be made in shares of MoneyMart.

If you have any questions before the meeting, please call us at 1–800–431–9642. We are glad to help you understand the proposal and assist you in voting. Thank you for your participation.

  Judy A. Rice
  President
  Strategic Partners Mutual Funds, Inc.

STRATEGIC PARTNERS MUTUAL FUNDS, INC.
Dryden Money Market Fund

100 Mulberry Street
Gateway Center Three, 4th Floor
Newark, New Jersey 07102-4077

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of Dryden Money Market Fund (Dryden Money Fund) a series of Strategic Partners Mutual Funds, Inc. will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on November 17, 2008, at 10:00 a.m. Eastern Time, for the following purposes:

1.  To approve an Agreement and Plan of Reorganization under which Dryden Money Fund will transfer all of its assets to, and all of its liabilities will be assumed by, MoneyMart Assets, Inc. (MoneyMart). In connection with this proposed transfer, each whole and fractional share of each class of Dryden Money Fund shall be exchanged for whole and fractional shares of equal net asset value of the same or equivalent class of MoneyMart and outstanding shares of Dryden Money Fund will be cancelled.

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements of the Meeting.

The Board of Directors of Strategic Partners Mutual Funds, Inc., on behalf of Dryden Money Fund, has fixed the close of business on September 5, 2008 as the record date for the determination of the shareholders of Dryden Money Fund entitled to notice of, and to vote at, the Meeting and any adjournments or postponements of the Meeting.

  Deborah A. Docs
  Secretary

Dated: September 17, 2008

A proxy card is enclosed along with the Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided or vote by telephone or via the internet as described in the enclosed materials. The Board of Directors recommends that you vote "for" the proposal.

Your vote is important.
Please return your proxy card promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States, or vote by telephone or via the internet. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

REGISTRATION			VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President

	2.	XYZ Corporation	John Smith, President

		c/o John Smith, President

B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee

	2.	Jones Family Trust	Charles Jones, Trustee

	3.	Sarah Clark, Trustee	Sarah Clark, Trustee

		u/t/d 7/1/85

C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian

		f/b/o Jessica Wilson UTMA

		New Jersey

MONEYMART ASSETS, INC.
PROSPECTUS
and
DRYDEN MONEY MARKET FUND
PROXY STATEMENT

Gateway Center Three
100 Mulberry Street, 4th Floor
Newark, New Jersey 07102-4077
(800) 225-1852

September 17, 2008

This joint Proxy Statement and Prospectus (Prospectus/Proxy Statement) is being furnished to shareholders of Dryden Money Market Fund (Dryden Money Fund), which is a series of Strategic Partners Mutual Funds, Inc. (the Company), in connection with the solicitation of proxies by the Board of Directors of the Company for use at a Special Meeting of Shareholders of Dryden Money Fund, and at any adjournments or postponements of the meeting (the Meeting). The Meeting will be held on November 17, 2008 at 10:00 a.m. Eastern Time at 100 Mulberry Street, Gateway Center Three, 4th Floor, Newark, New Jersey 07102.

The purpose of the Meeting is for shareholders of Dryden Money Fund to vote on an Agreement and Plan of Reorganization under which Dryden Money Fund will transfer all of its assets to, and all of its liabilities will be assumed by, MoneyMart Assets, Inc. (MoneyMart) in exchange for shares of MoneyMart, which will be distributed to shareholders of Dryden Money Fund, and the subsequent cancellation of shares of Dryden Money Fund (the Reorganization). The Agreement and Plan of Reorganization, a form of which is attached as Exhibit A to this Proxy Statement, is referred to as the Plan and we refer to the transactions described in the Plan as the Reorganization. If the transaction is approved, each whole and fractional share of each class of Dryden Money Fund shall be exchanged for whole and fractional shares of equal net asset value of the same or equivalent class of MoneyMart as soon as practicable following the Meeting (the Effective Time) and Dryden Money Fund will be liquidated and MoneyMart will be the surviving fund.

Dryden Money Fund and MoneyMart, which we refer to collectively as the Funds and each individually as a Fund, are both diversified funds within the meaning of the Investment Company Act of 1940, as amended (1940 Act). The Company and MoneyMart are each registered under the 1940 Act as open-end management investment companies. Both the Company and MoneyMart are organized as corporations under Maryland law.

The investment objectives of Dryden Money Fund and MoneyMart are identical: maximum current income consistent with stability of capital and the maintenance of liquidity. No assurance can be given that either Fund will achieve its investment objective. The investment policies of Dryden Money Fund and MoneyMart are substantially identical. Each of the Funds is a money market fund which seeks to maintain a stable net asset value of $1 per share.

If the shareholders of Dryden Money Fund approve the transaction, the shareholders of Dryden Money Fund will become shareholders of MoneyMart.

This Prospectus/Proxy Statement sets forth concisely the information about the transaction and MoneyMart that shareholders of Dryden Money Fund should know before voting on the proposed transaction. You should retain it for future reference. Additional information about MoneyMart and the proposed reorganization has been filed with the Securities and Exchange Commission (SEC) and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

•  The prospectus for MoneyMart, dated September 13, 2007, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

•  Supplement to the Prospectus for MoneyMart dated December 4, 2007, which is enclosed and is incorporated by reference to this Prospectus/Proxy Statement.

•  Supplement to the Prospectus for MoneyMart dated March 19, 2008, which is enclosed and is incorporated by reference to this Prospectus/Proxy Statement.

•  The Statement of Additional Information (SAI) for MoneyMart, dated September 13, 2007, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An SAI for MoneyMart, dated September 15, 2008, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An Annual Report to Shareholders for MoneyMart for the fiscal year ended July 31, 2007, which is enclosed and is incorporated by reference into this Prospectus/Proxy Statement.

•  A Semi-Annual Report (unaudited) to Shareholders for MoneyMart for the fiscal period ended January 31, 2008, which is enclosed and is incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to MoneyMart at the above address.

The Securities and Exchange Commission has not approved or disapproved MoneyMart's shares, nor has the Commission determined that this Proxy Statement and Prospectus is complete or accurate. It is a criminal offense to state otherwise.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other U.S. government agency. Mutual fund shares involve risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of the Plan (attached as Exhibit A), the applicable Prospectus for MoneyMart, as supplemented (enclosed as Exhibit B), the Annual Report to Shareholders of MoneyMart for the fiscal year ended July 31, 2007 (enclosed as Exhibit C), the Semi-Annual Report to Shareholders of MoneyMart for the fiscal period ended January 31, 2008 (enclosed as Exhibit D), and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified entirely by reference to these documents. You should read these materials for more complete information.

The Proposal

Shareholders of Dryden Money Fund are being asked to consider and approve a plan that will have the effect of combining Dryden Money Fund and MoneyMart into a single mutual fund (the Reorganization). Dryden Money Fund is a series of an open-end investment company that is organized as a Maryland corporation. MoneyMart also is an open-end investment company that is organized as a Maryland corporation.

If the Plan receives the required shareholder approval and the Reorganization is completed, the assets of Dryden Money Fund will be transferred to, and all of the liabilities of Dryden Money Fund will be assumed by, MoneyMart in exchange for an equal value of shares of MoneyMart. Shareholders of Dryden Money Fund will have their shares exchanged for shares of MoneyMart of equal net asset value based upon the value of the shares at the time Dryden Money Fund's assets are transferred to MoneyMart. After the transfer of assets and exchange of shares has been completed, Dryden Money Fund will subsequently be liquidated and terminated. If the Plan is approved, you will cease to be a shareholder of Dryden Money Fund and will become a shareholder of MoneyMart.

For the reasons set forth in the "Reasons for the Reorganization" section, the Board of Directors of the Company has determined that the proposed Reorganization of Dryden Money Fund is in the best interests of Dryden Money Fund, and has also concluded that the existing shareholders of Dryden Money Fund would not be subject to any dilution in value as a result of the Reorganization.

The Board of Directors of the Company, on behalf of Dryden Money Fund, have approved the Plan and recommend that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of Dryden Money Fund at the close of business on September 5, 2008 (the Record Date) will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of Dryden Money Fund. The approval of the Plan requires the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940 Act (the 1940 Act)) of the total number of shares of capital stock of Dryden Money Fund outstanding and entitled to vote thereon.

For the purposes of this vote, a 1940 Act majority means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the outstanding voting shares of Dryden Money Fund represented at a meeting at which more than 50% of the outstanding voting shares of Dryden Money Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of Dryden Money Fund.

Please vote your shares promptly. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting by persons appointed as proxies. If you own shares of Dryden Money Fund in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted. If you intend to attend the Meeting in person, you may vote your shares in person, which will revoke any previously given proxy.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives and Policies of the Funds

This section describes the investment objectives and policies of the Funds. For a complete description of the investment policies and risks for MoneyMart, you should read the Prospectus for MoneyMart (enclosed as Exhibit B) and the SAI forMoneyMart, each of which is incorporated by reference into this Prospectus/Proxy Statement.

The investment objectives and investment policies of the Funds are identical. Each Fund's investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. Each Fund's investment objective is a fundamental policy of the Fund that cannot be changed by the Fund's Board of Directors without first obtaining shareholder approval. There can be no assurance that Dryden Money Fund or MoneyMart will achieve their investment objective.

Both Dryden Money Fund and MoneyMart are money market funds and each seeks to maintain a net asset value of $1 per share. Money market funds generally hold high-quality debt obligations. Each Fund is managed so as to comply with Rule 2a-7, promulgated by the SEC under the 1940 Act. Rule 2a-7 requires money market mutual funds to comply with specific diversification, quality and other requirements with respect to the securities purchased by the Funds.

Each Fund seeks to achieve its objective by investing in short term money market instruments such as obligations issued by the U.S. government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements (which are obligations of insurance companies in which the payment of principal and interest is guaranteed by the insurer), variable rate demand notes, bills, notes, and other obligations issued by banks, corporations and other companies (including trust structures, which are pools of asset-backed securities), obligations issued by foreign banks, foreign companies or foreign governments, and bonds and municipal notes.

Each Fund only invests in instruments with remaining maturities of thirteen months or less and which are denominated in U.S. dollars, although each Fund may invest in long-term variable rate securities or long-term floating rate securities that are accompanied by demand features which shorten the effective maturity to thirteen months or less.

As previously noted, each Fund seeks to maintain a stable net asset value (NAV) of $1 per share, although there can be no guarantee that either Fund will always be able to maintain a NAV of $1 per share.

Other Policies

Each Fund may utilize various investment strategies, in addition to their principal strategies, to try to increase the Fund's returns or protect its assets if market conditions warrant. These strategies include repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities, and floating rate debt securities and variable rate debt securities. In addition, each Fund can borrow up to 10% of the value of its total assets, lend up to 10% of the value of its net assets, and hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days.

Each Fund typically declares dividends of any net investment income to shareholders on a daily basis and distributes the dividends on a monthly basis. Each Fund distributes any net realized capital gains to shareholders, typically annually.

Risks of Investing in the Funds

Although we try to invest wisely, all investments involve risk. Since both Funds invest in debt obligations, there is the risk that the value of a particular obligation could go down. Debt obligations are generally subject to credit risk – the risk that the issuer of a particular security may be unable to make principal and interest payments when they are due, and market risk – the risk that the securities could lose value because interest rates change or investors lose confidence in the ability of issuers in general to pay back their debt. With respect to each Fund's investments in asset-backed securities, there is a risk of prepayment, which means that if the underlying obligations are paid before they are due, the security may discontinue paying an attractive rate of income.

Each Fund's investment in foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to regulatory requirements comparable to those applicable to U.S. banks and companies. In addition, political developments and changes in currency rates may adversely affect the value of foreign securities. In all cases, however, we invest only in U.S. dollar-denominated securities. There is also a risk that we will sell a security for a price that is higher or lower than the value attributed to the security through the amortized cost valuation procedures we follow. Such an event could affect our ability to maintain a net asset value of $1 per share.

An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although each Fund seeks to preserve the net asset value of an investment at $1 per share, it is possible to lose money by investing in the Funds.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption "Tax Consequences of the Reorganization."

Fundamental Investment Restrictions

Each Fund has adopted various investment restrictions as fundamental policies. Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting securities (as defined under the 1940 Act).

Although certain of the investment restrictions adopted by each Fund as fundamental policies are identical or substantially similar, each Fund has adopted other investment restrictions which either differ or for which there is no comparable restriction adopted by the other Fund.

A comparison of each Fund's fundamental investment restrictions is set out below:

Fundamental Investment Restriction	Dryden Money Fund	MoneyMart
Senior Securities	The Fund may not issue senior securities, except as permitted under the 1940 Act.	No comparable fundamental restriction but the Fund is subject to 1940 Act limits regarding the issuance of senior securities.

Fundamental Investment Restriction	Dryden Money Fund	MoneyMart
Borrowing	The Fund may not borrow money, except that the Fund may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Funds may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no action letters or similar relief or interpretive guidance.	The Fund may not Borrow money, except from banks for temporary or emergency purposes and then only in amounts up to 10% of the value of the Fund's net assets. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests, if they should occur, or to permit the Fund to obtain short-term credits necessary for the settlement of transactions, and is not for investment purposes. Interest paid on borrowings is not available for investment by the Fund. Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The Commission has issued a release requiring, in effect, that the Fund maintain, in a segregated account with State Street Bank and Trust Company (State Street)*, liquid assets equal in value to the amount owed.

Underwriting	The Fund may not underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.	The Fund may not act as an underwriter of securities.

Real Estate	The Fund may not purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.	The Fund may not purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

Commodities	The Fund may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Fund from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Fund's investment policies, or (ii) investing in securities of any kind.	See "Real Estate," above.

*  The Fund's custodian is now Bank of New York Mellon. The segregated account will be maintained by Bank of New York Mellon.

Fundamental Investment Restriction	Dryden Money Fund	MoneyMart
Lending	The Fund may make loans, except that the Fund may (i )lend portfolio securities in accordance with the Fund's investment policies in amounts up to 33 1/3% of the total assets of the Fund taken at market value, (ii) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance (iii) purchase money market securities and enter into repurchase agreements, and (iv) acquire publicly distributed or privately placed debt securities and purchase debt.	The Fund may not make cash loans except through the purchase of debt obligations and the entry into repurchase agreements permitted under "Investment Objective and Policies" [in the Fund's Statement of Additional Information]. The Fund may also engage in the practice of lending its securities only against fully comparable collateral.
The Fund may lend its portfolio securities if such loans are secured continuously by collateral in cash maintained on a daily basis at an amount at least equal at all times to the market value of the securities loaned. The Fund must maintain the right to call such loans and to obtain the securities loaned at any time on five days' notice. During the existence of a loan, the Fund continues to receive the equivalent of the interest paid by the issuer on the securities loaned and also has the right to receive the interest on investment of the cash collateral in short-term money market instruments. If the management of the Fund determines to make securities loans, the value of the securities loaned will not exceed 10% of the value of the Fund's total assets.

Fundamental Investment Restriction	Dryden Money Fund	MoneyMart
Industry Concentration & Diversification	Industry Concentration. The Fund may not purchase any security if, as a result, more than 25% of the value of the Fund's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).
Diversification. The Fund may not, with respect to 75% of the value of its total assets, purchase a security of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund.	Industry Concentration. The Fund may not purchase any securities (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).
Diversification. The Fund may not purchase the securities of any one issuer, other than the U.S. Government or its agencies and instrumentalities, if more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

Equity Securities	No comparable fundamental restriction.	The Fund may not purchase common stock or other voting securities, preferred stock, warrants or other equity securities.

Investing for Control	No comparable fundamental restriction.	The Fund may not make investments for the purpose of exercising control or management.

Purchasing Other Mutual Funds	No comparable fundamental restriction.	The Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

Purchasing Securities on Margin	No comparable fundamental restriction.	The Fund may not purchase securities on margin, except for the use of short-term credit necessary for clearance of purchases or sales of portfolio securities, or make short sales of securities or maintain a short position.

Fundamental Investment Restriction	Dryden Money Fund	MoneyMart
Mortgaging, Pledging or Hypothecating Assets	No comparable fundamental restriction.	The Fund may not mortgage, pledge or hypothecate any assets, except in an amount up to 15% of the value of the Fund's net assets, but only to secure borrowings for temporary or emergency purposes

Certain Organizational Differences (and Similarities) Between Dryden Money Fund and MoneyMart

Dryden Money Fund is a separate series of stock of Strategic Partners Mutual Funds, Inc., an open-end investment company organized as a Maryland corporation (the Company), and the rights of its shareholders are governed by the Company's charter and by-laws, applicable Maryland law and the 1940 Act. MoneyMart also is an open-end investment company organized as a Maryland corporation and the rights of its shareholders also are governed by MoneyMart's charter and by-laws, applicable Maryland law and the 1940 Act.

Shareholder Meetings. Generally, neither the Company nor MoneyMart is required to hold annual meetings of its shareholders, unless the election of directors is required to be acted on by the shareholders under the 1940 Act. The Board of each of the Company and MoneyMart is required to call a special meeting of shareholders when requested in writing to do so by the holders of at least 10% of its outstanding voting shares.

Voting Rights. Shares of Dryden Money Fund and MoneyMart are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Company, including shares of Dryden Money Fund, will be voted together as a single class and all shares of MoneyMart then entitled to vote will be voted together as a single class. For shareholder meetings of both the Company and MoneyMart, the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at a shareholder meeting constitutes a quorum, and a majority of all the votes cast at a shareholder meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting, except that a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a director. Dryden Money Fund shareholders vote separately on matters that affect only them.

Removal of Directors. Shareholders of the Company may remove any director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors, with shares of Dryden Money Fund and shares of other series of the Company's stock voting together as a single class. Shareholders of MoneyMart may remove a director, with or without cause, by the affirmative vote of not less than two-thirds of MoneyMart's outstanding common stock, with all series of MoneyMart's stock voting together as a single class.

Shareholder Liability. Under Maryland law, the shareholders of the Company and of MoneyMart have no personal liability for the debts or obligations of the Company or MoneyMart, as the case may be, solely as a result of their status as shareholders, except that they are personally liable for the subscription price or other consideration for shares of stock purchased by them for which payment has not yet been made.

Liability and Indemnification of Directors and Officers. Maryland law permits a Maryland company to include in its charter a provision limiting the liability of its directors and officers to the company and to its shareholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Company's charter contains a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law.

In addition, the Company's charter and by-laws require the Company to indemnify a director or officer for a specific action, suit or proceeding unless it is established that: (a) the act or omission was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; (b) the director or officer actually received an improper personal benefit in money, property or services; (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful; or (d) the act or omission was the result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Under the Company's charter and by-laws, reasonable expenses incurred by a director or officer who is a party to a proceeding may be paid or reimbursed by the Company in advance of the final disposition of the proceeding upon receipt by the Company of (a) a written affirmation by the director or officer of his or her good faith belief that the standard of conduct necessary for indemnification by the Company has been met, and (b) a written undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the standard of conduct has not been met, so long as (i) the director or officer requesting indemnification has provided security for his or her undertaking, (ii) the Company is insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party directors (or independent legal counsel) has determined that there is reason to believe that the director or officer ultimately will be found entitled to indemnification.

Maryland law permits a Maryland company to include in its charter a provision limiting the liability of its directors and officers to the company and to its shareholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. MoneyMart's charter (like the Company's) contains a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law. Under MoneyMart's by-laws, and subject to Maryland law (as described above), a director of MoneyMart shall not be liable to MoneyMart or its shareholders for any action or failure to act except for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

MoneyMart's by-laws require it to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits MoneyMart to indemnify its directors and officers against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding unless it is established that: (a) the act or omission was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; (b) the director or officer actually received an improper personal benefit in money, property or services; or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. MoneyMart's by-laws also prohibit indemnification of any officer or director for any act or omission that was the result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Under Maryland law, reasonable expenses incurred by a director or officer who is a party to a proceeding may be paid or reimbursed by MoneyMart in advance of the final disposition of the proceeding upon receipt by MoneyMart of (a) a written affirmation by the director or officer of his or her good faith belief that the standard of conduct necessary for indemnification by MoneyMart has been met, and (b) a written undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the standard of conduct has not been met.

The foregoing is only a summary of certain differences and similarities between the Company's charter and by-laws and MoneyMart's charter and by-laws. Both the Company and MoneyMart are governed by Maryland law and the 1940 Act. This summary is not a complete description of the differences and similarities, but only of certain material differences and similarities. Shareholders desiring copies of the Company's charter and by-laws or MoneyMart's charter and by-laws should write to the relevant Dryden Money Fund or MoneyMart representatives.

Management of the Funds

Prudential Investments, an affiliate of PI, serves as the co-manager of the Dryden Money Fund, along with AST Investment Services, Inc. (ASTI), an affiliate of PI, pursuant to a management agreement entered into by PI, ASTI and the Company, on behalf of Dryden Money Fund. PI also serves as the manager of MoneyMart, pursuant to a management agreement entered into by PI and MoneyMart. For ease of reference, PI and ASTI are hereafter referred to collectively as "PI."

Under each management agreement, PI manages the Funds' investment operations and manages the Funds' business affairs. The management agreements of the Funds are substantially similar in all material aspects. Subject to the supervision of each Fund's Board, PI is responsible for conducting the initial review of the subadviser for the Funds. In evaluating a subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of and supervising the Funds' subadvisers. As of December 31, 2007, PI served as the Investment Manager to all of the Prudential Financial, Inc. U.S. and offshore open-end investment companies, and as administrator to all closed-end investment companies, with aggregate assets of approximately $100.6 billion.

The Company has obtained an exemption from the SEC (the Order) that permits PI to change subadvisers for Dryden Money Fund and to enter into new subadvisory agreements without obtaining shareholder approval of such changes. Any such subadviser change would be subject to approval by the Board of Directors of the Company and notice to shareholders. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Company) is intended to facilitate the efficient supervision and management of the subadvisers by PI and the directors of the Company.

MoneyMart, unlike the Company, has not sought nor obtained an exemption from the SEC that would permit PI to change subadvisers for MoneyMart without first seeking and obtaining shareholder approval. This means that, if PI sought to change subadvisers for MoneyMart, MoneyMart's shareholders would be required to approve the change in subadvisers before PI could enter into a new subadvisory agreement with a new subadviser.

With respect to both Funds, PI currently engages Prudential Investment Management, Inc. (PIM) to manage the investments of the Funds in accordance with each Fund's investment objective, policies and limitations and any investment guidelines established by PI. PIM is responsible, subject to the supervision and control of PI, for the purchase, retention and sale of securities in the Funds' investment portfolio under its management.

Prudential Investment Management, Inc. is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. Its address is Gateway Two, 100 Mulberry Street, Newark, New Jersey 01702. The Fixed Income unit of PIM (PIM Fixed Income) is the principal public fixed income asset management unit of PIM and is responsible for the management of the Funds.

PIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: U.S. and non-U.S. government bonds, mortgages, and asset-backed securities, U.S. and non-U.S. investment-grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.

The portfolio manager for each Fund is Joseph M. Tully. Mr. Tully is a Managing Director and head of the money market group for PIM Fixed Income. He is responsible for overseeing PIM Fixed Income's taxable and tax-exempt money market portfolios. Prior to joining Prudential Financial, Inc., Mr. Tully worked for Merrill Lynch Asset Management as a portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully's investment career began in 1982. He has been managing short-term fixed income assets since 1984 and joined Prudential in 1987.

Subsequent to completion of the Reorganization, it is expected that PIM will continue to serve as the subadviser for MoneyMart, and Mr. Tully will continue to serve as the portfolio manager for MoneyMart.

Investment Management Fees

Pursuant to its management agreement with the Company, PI receives a monthly investment management fee for the performance of its services with respect to Dryden Money Fund. Similarly, pursuant to its management agreement with MoneyMart, PI receives a monthly investment management fee for the performance of its services with respect to MoneyMart.

PI, as manager of the Funds, pays PIM, as each Fund's subadviser, a portion of its fee for the performance of the subadvisory services at no additional cost to either Fund. Dryden Money Fund, pursuant to the management agreement between PI and the Company, is obligated to pay PI an annual investment management fee equal to 0.50% of its average daily net assets. For the period ending February 28, 2009, PI has contractually agreed to waive 0.10% of the management fee payable by Dryden Money Fund. MoneyMart, pursuant to the management agreement between PI and MoneyMart, is obligated to pay PI an annual investment management fee equal to 0.50 of 1% of average daily net assets up to and including $50 million; and 0.30 of 1% of average daily net assets over $50 million. As a result, if the Plan is approved, the shareholders of Dryden Money Fund will be shareholders of a fund with a lower management fee and potentially lower total expense ratio.

During its fiscal year ended October 31, 2007, Dryden Money Fund paid $356,962 to PI, and during its fiscal year ended July 31, 2007, MoneyMart paid $1,576,344 to PI. (Note: during 2007, MoneyMart changed its fiscal year-end to July 31; the investment management fee is the amount paid to PI for the seven-month period ended July 31, 2007.)

With respect to Dryden Money Fund, PI pays PIM at an annual rate equal to 0.25% of the Fund's average daily net assets. With respect to MoneyMart, PI pays PIM at an annual rate equal to 0.250 of 1% of average daily net assets up to and including $50 million; and 0.135 of 1% of average daily net assets over $50 million.

Valuation

In connection with the Reorganization, each whole and fractional share of each class of Dryden Money Fund will be exchanged for whole or fractional shares of equal dollar value of the corresponding class of MoneyMart, except that Class D shares of Dryden Money Fund will be exchanged for Class A shares of MoneyMart. The share value of a mutual fund – known as the net asset value per share or NAV – is determined by a simple calculation: it is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Funds used the amortized cost method of valuing securities. Each Fund seeks to maintain an NAV of $1 per share at all times.

Each Fund's NAV is determined once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. Each Fund's NAV may not be determined on days when a Fund has not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of a Fund's portfolio do not materially affect its NAV.

Although the legal rights of each share class of the Funds are substantially identical, the different expenses borne by each share class will result in different dividends. Dividends are calculated separately for each share class of a Fund. The dividends credited to Class A shares, for example, will be greater than the dividends credited to Class M shares, because the expenses borne by Class A shareholders are lower than the expenses borne by Class M shareholders.

Portfolio Holdings

In addition to the description contained herein, a description of the Funds' policies and procedures with respect to the disclosure of a Fund's portfolio securities is also contained in that Fund's prospectus, SAI and on each Fund's website (see www.jennisondryden.com).

Each Fund provides a full list of its portfolio holdings as of the end of each calendar month on its website within approximately 30 days after the end of the calendar month. The Fund's portfolio holdings are made public, as required by law, in its annual and semi-annual reports and its Form N-Q. In addition, a Fund may release its top ten holdings, sector and country breakdowns, and largest industries, as applicable, on a quarterly or monthly basis, with the information current as of 15 days prior to the release. Such information will be posted to the relevant Fund's website.

When authorized by a Fund's Chief Compliance Officer (CCO) and another officer of such Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute such Fund's shares, third-party providers of auditing, custody, proxy voting and other services for such Fund, rating and ranking organizations, and certain affiliated persons of such Fund, as described below. The procedures utilized to determine eligibility are set forth below.

Procedures for Release of Portfolio Holdings Information:

1. A request for release of Fund holdings shall be prepared by such third parties setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release and frequency (e.g. level of detail staleness). Such request shall address whether there are any conflicts of interest between the Fund and the investment adviser, subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to PI's Product Development Group and to the CCO of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by The Bank of New York (the Custodian Bank).

As of the date of this Prospectus/Proxy Statement, each Fund will provide:

1. Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;

•  Full holdings on a daily basis to the subadviser, custodian bank, sub-custodian (if any are appointed) and accounting agents (which includes the Custodian Banks and any other accounting agent that may be appointed) at the end of each day;

•  Full holdings to KPMG LLP, each Fund's independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of each Fund's quarterly, semiannual and annual period-ends.

2. Analytical Service Providers

•  The trades for the Fund on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•  Full holdings on a daily basis to FactSet and Lipper, Inc. (online investment research providers) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by each Fund's CCO and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

Fund Directors have approved PI's Policy for the Dissemination of Portfolio Holdings. The Directors shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Directors have delegated oversight over the Fund's disclosure of portfolio holdings to the CCO. There can be no assurance that the Funds' policies and procedures on portfolio holdings information will protect the Funds from the misuse of such information by individuals or entities that come into possession of the information.

Frequent Purchases and Redemptions of Fund Shares

Since both Dryden Money Fund and MoneyMart are money market funds that are generally not designed for long-term investing, and frequent purchases and redemptions of each Fund's shares generally do not present risks to other shareholders of the Funds, the Board of Directors of each Fund have determined that, at the present time, the Funds need not adopt policies and procedures to prevent against frequent purchases and redemptions.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for Dryden Money Fund and MoneyMart are identical. The offering price is the NAV per share; both Funds seek to maintain a NAV of $1 per share. Neither Fund imposes any initial sales charges on the purchase of shares (regardless of the share class), and neither Fund imposes any contingent deferred sales charges (CDSCs) upon the redemption of Fund shares (regardless of the share class). Class L, Class M and Class X shares of MoneyMart are newly created classes which will be issued to shareholders holding Class L, Class M and Class X shares of Dryden Money Fund if shareholders approve the Reorganization. It should be noted that Class L, Class M and Class X shares of both Funds are generally not offered for direct purchase by existing or new investors, and are available only through exchanges from the same class of shares of certain other funds in the JennisonDryden fund family and for reinvestment of dividends on those share classes.

For both Dryden Money Fund and MoneyMart, the initial minimum purchase requirement is $2,500, regardless of the share class selected by the investor, except for Class Z shares of MoneyMart, which have no minimum purchase requirement. The minimum subsequent purchase amount for both Funds is $100, again, regardless of the share class selected by the investor (except for Class Z shares of MoneyMart, which have no minimum subsequent purchase requirement).

The redemption policies for Dryden Money Fund and MoneyMart are identical. Your shares will be sold at the NAV per share determined after your order to redeem or sell is received. As noted previously, both Funds seek to maintain a NAV of $1 per share. Please refer to MoneyMart's prospectus for more information regarding how to redeem or sell Fund shares.

Shares of Dryden Money Fund and MoneyMart may be exchanged for shares of the same class in certain other JennisonDryden mutual funds, provided minimum investment requirements are satisfied. Please refer to each Fund's prospectus for more information regarding the exchange of Fund shares.

The distribution policies for Dryden Money Fund and MoneyMart are identical. Each Fund declares dividends of any net investment income to shareholders on a daily basis and distributes the dividends typically every month. Each Fund also distributes any net investment income to shareholders on a daily basis and distributes the dividends typically every month. Each Fund also distributes any net realized capital gains to shareholders, typically annually.

FEES AND EXPENSES

The following tables describe the fees and expenses that shareholders may pay if they hold shares of Dryden Money Fund and MoneyMart, as well as the pro forma fees and expenses of MoneyMart after giving effect to the consummation of the Reorganization.

"Certain Expenses" as used herein means taxes, interest, distribution (12b-l) fees and certain extraordinary expenses.

Shareholder Fees and Operating Expenses:

Class A Shares (for the twelve months ended July 31, 2008)

Shareholder Fees (fees paid directly from your investment)

	Dryden Money Fund* – Class A	MoneyMart – Class A	Pro Forma MoneyMart After Reorganization – Class A
Maximum sales charge (load) on purchases (as a % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account balance fee	$15	$15	$15

*  Class D shareholders of Dryden Money Fund will receive Class A shares of MoneyMart.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Dryden Money Fund – Class A	MoneyMart – Class A	Pro Forma MoneyMart After Reorganization – Class A
Management Fees	.50%	.31%	.31%
+ Distribution (12b-1 fees)	.13%	.13%	.13%
+ Other Expenses	.47%	.11%	.10%
= Total annual Fund operating expenses	1.10%	.55%	.54%
– Fee waiver and/or expense reimbursements	(.10)%	None	None
= Net Annual Fund Operating Expenses (including Certain Expenses)	1.00%	.55%	.54%

Class C Shares (for the twelve months ended July 31, 2008)

Shareholder Fees (fees paid directly from your investment)

	Dryden Money Fund – Class C	MoneyMart – Class C	Pro Forma MoneyMart After Reorganization – Class C
Maximum sales charge (load) on purchases (as a % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account balance fee	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Dryden Money Fund – Class C	MoneyMart – Class C	Pro Forma MoneyMart After Reorganization – Class C
Management Fees	.50%	.31%	.31%
+ Distribution (12b-1 fees)	1.00%	None	None
+ Other Expenses	.47%	.11%	.10%
= Total annual Fund operating expenses	1.97%	.42%	.41%
– Fee waiver and/or expense reimbursements	(.10)%	None	None
= Net Annual Fund Operating Expenses (including Certain Expenses)	1.87%	.42%	.41%

Class D Shares (for the twelve months ended July 31, 2008)

Shareholder Fees (fees paid directly from your investment)

	Dryden Money Fund*	MoneyMart*	Pro Forma MoneyMart After Reorganization*
Maximum sales charge (load) on purchases (as a % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account balance fee	$15	$15	$15

*  Class D shareholders of Dryden Money Fund will receive Class A shares of MoneyMart because MoneyMart does not offer Class D shares. The fees shown in the table are for Class A shares of MoneyMart.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Dryden Money Fund – Class D	MoneyMart – Class A	Pro Forma MoneyMart After Reorganization – Class A
Management Fees	.50%	.31%	.31%
+ Distribution (12b-1 fees)	.50%	.13%	.13%
+ Other Expenses	.47%	.11%	.10%
= Total annual Fund operating expenses	1.47%	.55%	.54%
– Fee waiver and/or expense reimbursements	(.10)%	None	None
= Net Annual Fund Operating Expenses (including Certain Expenses)	1.37%	.55%	.54%

Class L Shares (for the twelve months ended July 31, 2008)

Shareholder Fees (fees paid directly from your investment)

	Dryden Money Fund – Class L	MoneyMart – Class L	Pro Forma MoneyMart After Reorganization – Class L
Maximum sales charge (load) on purchases (as a % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account balance fee	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Dryden Money Fund – Class L	MoneyMart – Class L	Pro Forma MoneyMart After Reorganization – Class L
Management Fees	.50%	.31%	.31%
+ Distribution (12b-1 fees)	.50%	.50%	.50%
+ Other Expenses	.47%	.11%	.10%
= Total annual Fund operating expenses	1.47%	.92%	.91%
– Fee waiver and/or expense reimbursements	(.10)%	None	None
= Net Annual Fund Operating Expenses (including Certain Expenses)	1.37%	.92%	.91%

Class M Shares (for the twelve months ended July 31, 2008)

Shareholder Fees (fees paid directly from your investment)

	Dryden Money Fund – Class M	MoneyMart – Class M	Pro Forma MoneyMart After Reorganization – Class M
Maximum sales charge (load) on purchases (as a % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account balance fee	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Dryden Money Fund – Class M	MoneyMart – Class M	Pro Forma MoneyMart After Reorganization – Class M
Management Fees	.50%	.31%	.31%
+ Distribution (12b-1 fees)	1.00%	1.00%	1.00%
+ Other Expenses	.47%	.11%	.10%
= Total annual Fund operating expenses	1.97%	1.42%	1.41%
– Fee waiver and/or expense reimbursements	(.10)%	None	None
= Net Annual Fund Operating Expenses (including Certain Expenses)	1.87%	1.42%	1.41%

Class X Shares (for the twelve months ended July 31, 2008)

Shareholder Fees (fees paid directly from your investment)

	Dryden Money Fund – Class X	MoneyMart – Class X	Pro Forma MoneyMart After Reorganization – Class X
Maximum sales charge (load) on purchases (as a % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small account balance fee	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Dryden Money Fund – Class X	MoneyMart – Class X	Pro Forma MoneyMart After Reorganization – Class X
Management Fees	.50%	.31%	.31%
+ Distribution (12b-1 fees)	1.00%	1.00%	1.00%
+ Other Expenses	.47%	.11%	.10%
= Total annual Fund operating expenses	1.97%	1.42%	1.41%
– Fee waiver and/or expense reimbursements	(.10)%	None	None
= Net Annual Fund Operating Expenses (including Certain Expenses)	1.87%	1.42%	1.41%

Expense Examples

These examples are intended to help you compare the cost of investing in Dryden Money Fund before the Reorganization with the cost of investing in MoneyMart after consummation of the Reorganization. They assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any overall expense limitations that may be in effect during the one year period. Class L, M and X shares of MoneyMart are new share classes and the expenses below of the Class L, M and X shares of MoneyMart are based on estimated expenses of the Fund during the current fiscal year.

Your expenses on the same investment would be the same if you did not sell your shares. Although your actual costs may be higher or lower, based on the above assumptions, your estimated costs would be as follows:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
Dryden Money Fund – Class A	$102	$340	$597	$1,331
MoneyMart – Class A	56	176	307	689
MoneyMart (Pro forma after Reorganization) – Class A	55	173	302	677

Class C Shares

	One Year	Three Years	Five Years	Ten Years
Dryden Money Fund – Class C	$190	$609	$1,053	$2,288
MoneyMart – Class C	43	135	235	530
MoneyMart – Class C (Pro forma after Reorganization)	42	132	230	518

Class D Shares

	One Year	Three Years	Five Years	Ten Years
Dryden Money Fund – Class D	$139	$455	$793	$1,749
MoneyMart* – Class A	56	176	307	689
MoneyMart* – Class A (Pro forma after Reorganization)	55	173	302	677

*  MoneyMart does not offer Class D shares. Class D shareholders of Dryden Money Fund will receive Class A shares of MoneyMart. Expenses shown for MoneyMart are for Class A Shares.

Class L Shares

	One Year	Three Years	Five Years	Ten Years
Dryden Money Fund – Class L	$139	$455	$793	$1,749
MoneyMart – Class L	94	293	509	1,131
MoneyMart (Pro forma after Reorganization) – Class L	93	290	504	1,120

Class M Shares

	One Year	Three Years	Five Years	Ten Years
Dryden Money Fund – Class M	$190	$609	$1,053	$2,288
MoneyMart – Class M	145	449	776	1,702
MoneyMart (Pro forma after Reorganization) – Class M	144	446	771	1,691

Class X Shares

	One Year	Three Years	Five Years	Ten Years
Dryden Money Fund – Class X	$190	$609	$1,053	$2,288
MoneyMart – Class X	145	449	776	1,702
MoneyMart (Pro forma after Reorganization) – Class X	144	446	771	1,691

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual fund operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Notes to Shareholder Fees and Operating Expense Tables:

1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  If the value of your account is less than $2,500 the Fund will deduct a $15 annual small balance account fee from your account. The $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable Contingent Deferred Sales Charge (CDSC) on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan (AIP) accounts or employee savings accounts.

3  With respect to Dryden Money Fund, the Fund's Investment Manager has voluntarily agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 1.00%. This waiver is voluntary and may be discontinued or modified at any time. For the period ending February 28, 2009, the Fund's Investment Manager has also contractually agreed to waive 0.10% of the management fee payable to the Investment Manager.

4  Each of Dryden Money Fund's share classes are generally closed to most new purchases with the exception of new purchases of shares resulting from the reinvestment of dividends and through exchanges from the same class of shares of certain other JennisonDryden mutual funds.

5  Class L shares, Class M shares and Class X shares of MoneyMart were not offered as of July 31, 2008 and the operating expenses are estimated based on expenses of MoneyMart and the distribution fee applicable to such share class.

6  Class L shares, Class M shares and Class X shares of MoneyMart are generally closed to most new purchases (with the exception of reinvested dividends). Class L shares, Class M shares and Class X shares of MoneyMart are newly created classes of shares which will be issued to shareholders holding Class L, Class M and Class X shares, respectively, of Dryden Money Fund if shareholders approve the Reorganization.

Distribution Plans

Prudential Investment Management Services LLC (PIMS) serves as the principal underwriter and distributor for Dryden Money Fund and MoneyMart. Prudential Annuities Distributors, Incorporated (PAD and together with PIMS, the Distributors), jointly with PIMS, serves as a principal underwriter and distributor for the Class L, Class M and Class X shares of Dryden Money Fund and MoneyMart.

The Company, on behalf of Dryden Money Fund, has adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each share class of Dryden Money Fund. MoneyMart has adopted a Distribution and Service Plan with respect to MoneyMart's Class A, Class L, Class M and Class X shares. The Distribution and Service Plans are intended to compensate the respective distributor for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each fund is authorized to pay its distributor at the following annual rates for assets attributable to the indicated share class:

MoneyMart:

Share Class[1]	Rate
Class A	0.125% of the Fund's average daily net assets attributable to Class A shares

Class B	None

Class C	None

Class L	0.50% of the Fund's average daily net assets attributable to Class L shares

Class M	1.00% of the Fund's average daily net assets attributable to Class M shares

Class X	1.00% of the Fund's average daily net assets attributable to Class X shares

Class Z	None

Dryden Money Fund:

Share Class	Rate
Class A	0.125% of the Fund's average daily net assets attributable to Class A shares

Class C2	1.00% of the Fund's average daily net assets attributable to Class C shares

Class D3	0.50% of the Fund's average daily net assets attributable to Class D shares

Class L	0.50% of the Fund's average daily net assets attributable to Class L shares

Class M	1.00% of the Fund's average daily net assets attributable to Class M shares

Class X	1.00% of the Fund's average daily net assets attributable to Class X shares

1  Note: MoneyMart currently offers only Class A, Class B, Class C and Class Z shares. Pending shareholder approval of the Plan by Dryden Money Fund shareholders, MoneyMart will offer Class L, Class M and Class X shares to accommodate the Dryden Money Fund's Class L, Class M and Class X shareholders.

2  Class C shareholders of Dryden Money Fund will receive Class C shares of MoneyMart. Class C shares of MoneyMart have no distribution and service (12b-1) fee.

3  Class D shareholders of Dryden Money Fund will receive Class A shares of MoneyMart. Class A shares of MoneyMart have a 0.125% distribution and service (12b-1) fee.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

The Distributors may use distribution and service fees received under the 12b-1 Plans to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.

Performance of the Funds

A number of factors – including risk – can affect how Dryden Money Fund and MoneyMart perform. The following bar charts show the performance of the Class L shares of Dryden Money Fund and the Class A shares of MoneyMart for the past ten calendar years. The first table below each bar chart shows the Fund's best and worst performance during the periods included in the bar chart. The second table shows the average annual total returns before taxes for each class of the Funds.

Past performance, before and after taxes, does not mean that the Funds will achieve similar results in the future.

Dryden Money Fund

Annual Total Returns % (Class L Shares)1

1  The quarter-to-date total return through 6/30/08 was 1.26%.

BEST QUARTER: 1.55% (3rd quarter 2000) WORST QUARTER: 0.08% (2nd quarter 2004)

Average Annual Total Returns % (as of 12-31-07)

	One Year	Five Years	Since Inception
Class A Shares	4.44%	N/A	3.97%
Class C Shares	3.54	1.57%	2.17
Class D Shares	4.05	N/A	2.62
Class L Shares	4.05	2.07	2.68
Class M Shares	3.54	1.57	2.17
Class X Shares	3.54	1.57	2.17
Lipper Money Market Institutional Average (L Shares)	4.49	2.40
7 Day Current Yield % (as of 12-31-07)
Class A shares	4.23%
Class C shares	3.36%
Class D shares	3.85%
Class L shares	3.85%
Class M shares	3.36%
Class X shares	3.36%
iMoneyNet, Inc. Taxable Prime Retail Average	4.12%

°  The Fund's returns and yields are after deduction of expenses.

°  The Lipper Money Market Institutional Average is based on the average return of all mutual funds in the Lipper U.S. Taxable Money Market Funds category. The returns would be lower if they included the effect of sales and taxes. Source: Lipper Inc.

°  iMoneyNet, Inc. reports a seven-day current yield, net asset value (NAV), and weighted average maturity (WAM) on Tuesdays. This is the data of all funds in the iMoneyNet, Inc. Taxable Prime Retail Average category as of December 25, 2007. The yield would be lower if it included the effect of taxes.

°  Inception date for Class L, Class M, and Class X shares is 7-28-97. Inception date for Class A shares is 8-12-05. Inception date for Class D shares is 4-12-04.

MoneyMart

Annual Total Returns % (Class A Shares)1

1  The quarter-to-date total return through 6/30/08 was 1.47%.

BEST QUARTER: 1.59% (4th quarter of 2000) WORST QUARTER: 0.10% (1st quarter of 2004)

Average Annual Total Returns % (as of 12-31-07)

	One Year	Five Years	Ten Years	Since Inception
Class A Shares	4.95	2.65	3.40
Class B Shares	5.08	N/A	N/A	4.29
Class C Shares	5.08	N/A	N/A	4.29
Class Z Shares	5.08	2.78	3.53
Lipper Money Market Average (A Shares)	4.49	2.40	3.17
Lipper Money Market Institutional Average (Z Shares)	4.98	2.86	3.65
7 Day Current Yield % (as of 12-31-07)
Class A shares	4.83
Class B shares	4.96
Class C shares	4.96
Class Z shares	4.96
iMoneyNet, Inc. Taxable Prime Retail Average	4.12

°  The Fund's returns and yields are after deduction of expenses.

°  The Lipper Money Market Average and Lipper Money Market Institutional Average are based on the average return of all mutual funds in the Lipper U.S. Taxable Money Market Funds category. These returns would be lower if they included the effect of sales charges and taxes. Source: Lipper Inc.

°  iMoneyNet, Inc. reports a seven-day current yield, net asset value (NAV), and weighted average maturity (WAM) on Tuesdays. This is the data of all funds in the iMoneyNet, Inc. Taxable Prime Retail Average category as of December 25, 2007. The yield would be lower if it included the effect of taxes.

°  Since Inception returns are provided only for share classes with less than 10 calendar years of returns.

°  Inception date for Classes B and C is March 11, 2005.

Note: No performance information is presented with respect to Class L, M or X shares of MoneyMart, since these share classes are new, and therefore, no performance information is available.

REASONS FOR THE REORGANIZATION

The Directors of Strategic Partners Mutual Funds, Inc., on behalf of Dryden Money Fund, and the Directors of MoneyMart, including all of the directors who are not "interested persons" of either Fund, have unanimously determined that the reorganization would be in the best interest of each Fund, and that the interests of the shareholders of each Fund would not be diluted as a result of the consummation of the Reorganization.

At a meeting of the Boards of Directors of Strategic Partners Mutual Funds, Inc. and MoneyMart, PI advised the Directors that, as of June 30, 2008, Dryden Money Fund had assets of approximately $56 million. PI noted that Dryden Money Fund's current asset level reflected a consistent decline in assets over a multi-year period, and in that regard, PI further noted that in 2004 Dryden Money Fund had assets of approximately $160 million.* PI observed that the decline in assets of Dryden Money Fund meant that the costs of operating Dryden Money Fund were being borne by a relatively small asset base.

Because Dryden Money Fund existed to provide a money market fund exchange option for shareholders of certain JennisonDryden funds offering Class L, Class M and Class X shares, and these share classes were no longer offered for sale to new investors, PI advised the Boards of Directors that Dryden Money Fund's potential for future asset growth may be limited in the future.

The Directors, including all of the directors who are not interested persons of the Fund, after considering the matter, unanimously concluded that no dilution of value would result to the shareholders of Dryden Money Fund or MoneyMart from the consummation of the Plan and that, for the following reasons, consummation of the Reorganization is in the best interests of the Fund:

•  Dryden Money Fund and MoneyMart have identical investment objectives;

•  Dryden Money Fund and MoneyMart have identical investment policies and substantially similar restrictions;

•  Dryden Money Fund and MoneyMart are subadvised by the same subadviser (PIM, an affiliate of PI);

•  Shareholders of Dryden Money Fund would realize a reduction in net and gross operating expenses as a result of the consummation of the Reorganization;

•  Dryden Money Fund is significantly smaller than MoneyMart;

•  Dryden Money Fund has consistently experienced net outflows of assets over a multi-year period, and is not expected to achieve satisfactory asset growth in the future; and

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Reorganization.

The Directors also considered that, in the opinion of counsel, the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders of Dryden Money Fund. The Directors were advised that the expense associated with the proxies would be borne by Dryden Money Fund.

Consequently, the Directors of the Company, Inc., on behalf of Dryden Money Fund, and the Directors of MoneyMart approved the Plan and the Directors of the Company, on behalf of Dryden Money Fund, recommended that shareholders of Dryden Money Fund vote to approve the Plan.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the form of the Plan, which is attached as Exhibit A.

*  As of September 10, 2008, Dryden Money Fund had approximately $52.5 million in assets, and MoneyMart had approximately $1 billion in assets.

Closing

If Dryden Money Fund's shareholders approve the Plan, the Reorganization will take place after various conditions are satisfied by the Company, on behalf of Dryden Money Fund, and MoneyMart, including the preparation of certain documents. The Company, on behalf of Dryden Money Fund, and MoneyMart will mutually determine a specific date for the actual Reorganization to take place. This is called the "closing date."

If Dryden Money Fund's shareholders approve the Plan, the Company, on behalf of Dryden Money Fund, will deliver to MoneyMart all of Dryden Money Fund's assets and MoneyMart will assume all of the liabilities of Dryden Money Fund on the closing date. MoneyMart will issue to Dryden Money Fund shares of MoneyMart of a value equal to the dollar value of the net assets of Dryden Money Fund delivered to MoneyMart. Dryden Money Fund will then distribute to its shareholders of record as of the close of business on the closing date, the MoneyMart shares in equivalent value and of equivalent class (except that Class D shareholders of Dryden Money Fund will receiver Class A shares of MoneyMart) as such shareholder holds in Dryden Money Fund. Dryden Money Fund will subsequently terminate and dissolve and MoneyMart will be the surviving fund. The stock transfer books of Dryden Money Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to Dryden Money Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, the Company and MoneyMart may amend the Plan without shareholder approval. The Company and MoneyMart may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of Dryden Money Fund.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs (collectively, the Reorganization Costs), will be paid by Dryden Money Fund. The portfolio securities of Dryden Money Fund will be transferred in-kind to MoneyMart. Accordingly, consummation of the Plan will entail little or no expenses in connection with portfolio restructuring. The Reorganization Costs are currently estimated to be $267,000.

Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Reorganization that such Fund will have received an opinion from Shearman & Sterling LLP, based upon representations made by the Funds, and upon certain assumptions, substantially to the effect that:

1.  The acquisition by MoneyMart of the assets of the Dryden Money Fund in exchange solely for voting shares of MoneyMart and the assumption by MoneyMart of the liabilities, if any, of Dryden Money Fund, followed by the distribution of MoneyMart shares received by the Dryden Money Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and MoneyMart and the Dryden Money Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

2.  The shareholders of Dryden Money Fund will not recognize a gain or loss upon the exchange of all of their shares of Dryden Money Fund solely for shares of MoneyMart, as described in this Prospectus/Proxy Statement and the Plan;

3.  No gain or loss will be recognized by Dryden Money Fund upon the transfer of its assets to MoneyMart in exchange solely for voting shares of MoneyMart and the assumption by MoneyMart of the liabilities, if any, of the Dryden Money Fund. In addition, no gain or loss will be recognized by the Dryden Money Fund on the distribution of such shares to the shareholders of the Dryden Money Fund (in liquidation of the Dryden Money Fund);

4.  No gain or loss will be recognized by MoneyMart upon the acquisition of the assets of the Dryden Money Fund in exchange solely for voting shares of MoneyMart and the assumption of the liabilities, if any, of the Dryden Money Fund;

5.  MoneyMart's tax basis for the assets acquired from the Dryden Money Fund will be the same as the tax basis of these assets when held by the Dryden Money Fund immediately before the transfer, and the holding period of such assets acquired by the Dryden Money Fund will include the holding period of such assets when held by the Dryden Money Fund;

6.  Dryden Money Fund's shareholders' tax basis for the shares of MoneyMart received by them pursuant to the reorganization will be the same as their tax basis in the Dryden Money Fund shares exchanged therefor; and

7.  The holding period of MoneyMart shares received by the shareholders of the Dryden Money Fund will include the holding period of their Fund shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service, or the courts. If the Reorganization were consummated but failed to qualify as a "reorganization" within the meaning of Section 368(a) of the Code, such transaction would be treated as a taxable sale of assets by the Dryden Money Fund to MoneyMart followed by a taxable liquidation of the Dryden Money Fund, and the shareholders of the Dryden Money Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the Dryden Money Fund and the fair market value of the shares of MoneyMart received in exchange.

Shareholders of Dryden Money Fund should consult their tax advisers regarding the tax consequences to them of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Reorganization.

Characteristics of MoneyMart Shares

MoneyMart was formed in Maryland on December 22, 1975. It is registered with the SEC as an open-end management investment company. MoneyMart is authorized to issue 20 billion shares of common stock, $.001 par value per share, divided into seven classes, designated Class A, Class B, Class C, Class Z, Class L, Class M and Class X shares. Class L, Class M and Class X shares are closed to new or subsequent purchases, except through the reinvestment of any dividends or distributions. In anticipation of the Reorganization, MoneyMart has filed a registration statement with the SEC for the purpose of registering Class L, Class M and Class X shares of MoneyMart. It is expected that this registration statement will be effective prior to the date of the Reorganization (if the Reorganization is approved by Dryden Money Fund shareholders).

Each class of shares of MoneyMart represents an interest in the same assets of MoneyMart and is identical in all respects except that:

•  Each class is subject to different distribution and service (12b-1) fees (except for Class B, C, and Z shares, which are not subject to any distribution and service fees), which may affect net asset value, dividends and liquidation rights;

•  Each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class;

•  Each class has a different exchange privilege; and

•  Class Z shares are only available to a limited class of shareholders.

Shares of MoneyMart, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of MoneyMart is entitled to its portion of all of that Fund's assets after all debt and expenses of the Fund have been paid. The voting and dividend rights and the right of redemption and the privilege of exchange are described in MoneyMart's prospectus.

MoneyMart does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless less than a majority of the directors holding office have been elected by shareholders and the 1940 Act requires a meeting of shareholders, at which time the directors then in office will call a shareholder meeting for the election of directors. Shareholders of record of not less than two-thirds of the outstanding shares of MoneyMart may remove a director, with or without cause, by votes cast in person or by proxy at a meeting called for that purpose. The directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least 10% of MoneyMart's outstanding shares.

Shares of MoneyMart that will be distributed to shareholders of Dryden Money Fund on the closing date will have the same legal characteristics as the shares of Dryden Money Fund with respect to such matters as assessability, conversion rights, and transferability.

Capitalization

The following table sets forth, as of July 31, 2008, the capitalization of shares of Dryden Money Fund and MoneyMart. The table also shows the unaudited pro forma capitalization of MoneyMart shares as adjusted to give effect to the proposed Reorganization. The capitalization of MoneyMart is likely to be different when the Plan is completed.

Class A

	Dryden Money Fund – Class A	MoneyMart – Class A	Adjustments*	MoneyMart Pro Forma – Class A after Reorganization (unaudited)
Net assets	$10,520,872	$752,350,377	$6,564,485	$769,435,734
Total shares outstanding	10,519,973	752,342,635	6,565,384	769,427,992
NAV per share	$1.00	$1.00		$1.00

Class B

	Dryden Money Fund – Class B	MoneyMart – Class B	Adjustments	MoneyMart Pro Forma – Class B after Reorganization (unaudited)
Net assets	None	$69,589,910		$69,589,910
Total shares outstanding	None	69,589,558		69,589,558
NAV per share	None	$1.00		$1.00

Class C

	Dryden Money Fund – Class C	MoneyMart – Class C	Adjustments	MoneyMart Pro Forma – Class C after Reorganization (unaudited)
Net assets	$5,630,106	$21,352,709		$26,982,815
Total shares outstanding	5,636,471	21,352,471	$(6,365)	26,982,577
NAV per share	$1.00	$1.00		$1.00

Class D

	Dryden Money Fund – Class D	MoneyMart – Class D	Adjustments*	MoneyMart Pro Forma – Class D after Reorganization (unaudited)
Net assets	$6,564,485		$(6,564,485)	—
Total shares outstanding	6,568,689		(6,568,689)	—
NAV per share	$1.00			—

Class L

	Dryden Money Fund – Class L	MoneyMart – Class L	Adjustments	MoneyMart Pro Forma – Class L after Reorganization (unaudited)
Net assets	$8,060,505	—		$8,060,505
Total shares outstanding	8,070,004	—	$(9,499)	8,060,505
NAV per share	$1.00	—		$1.00

Class M

	Dryden Money Fund – Class M	MoneyMart – Class M	Adjustments	MoneyMart Pro Forma – Class M after Reorganization (unaudited)
Net assets	$15,758,337	—		$15,758,337
Total shares outstanding	15,777,230	—	$(18,893)	15,758,337
NAV per share	$1.00	—		$1.00

Class X

	Dryden Money Fund – Class X	MoneyMart – Class X	Adjustments	MoneyMart Pro Forma – Class X after Reorganization (unaudited)
Net assets	$7,357,120	—		$7,357,120
Total shares outstanding	7,360,813	—	$(3,693)	7,357,120
NAV per share	$1.00	—		$1.00

Class Z

	Dryden Money Fund – Class Z	MoneyMart – Class Z	Adjustments	MoneyMart Pro Forma – Class Z after Reorganization (unaudited)
Net assets	None	$178,289,448		$178,289,448
Total shares outstanding	None	178,289,553		178,289,553
NAV per share	None	$1.00		$1.00

 *  Class D shareholders of Dryden Money Fund will receive Class A shares of MoneyMart.

Composite

	Dryden Money Fund	MoneyMart	Adjustments	MoneyMart Pro Forma after Reorganization (unaudited)
Net assets	$53,891,425	$1,021,582,444		$1,075,473,869
Total shares outstanding	53,933,180	1,021,574,217	$(41,755)	1,075,465,642

VOTING INFORMATION

Required Vote

Only shareholders of Dryden Money Fund on the Record Date will be entitled to vote at the Meeting. The table below sets forth, for each share class of Dryden Money Fund, the number of shares issued and outstanding as of the Record Date of the meeting.

Class A	10,335,939
Class C	5,539,561
Class D	6,326,043
Class L	7,925,290
Class M	15,506,984
Class X	6,895,227

The presence in person or by proxy of the holders of a majority of the outstanding shares of Dryden Money Fund entitled to be voted at the Meeting is required to constitute a quorum at the Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes entitled to be cast on the issues before the Meeting. If a quorum is present at the Meeting, the affirmative vote of the holders of a majority of the total number of shares of capital stock of Dryden Money Fund outstanding and entitled to vote thereon is necessary to approve the Plan, which, for purposes of this vote, under the 1940 Act, means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the outstanding voting shares of Dryden Money Fund represented at a meeting at which more than 50% of the outstanding voting shares of Dryden Money Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of Dryden Money Fund. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Dryden Money Fund held at the close of business on the Record Date.

In the event that there are not sufficient shares held by shareholders present in person or by proxy to obtain a quorum at the Meeting, Dryden Money Fund may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. Dryden Money Fund would only take such actions if Dryden Money Fund believed that it would have sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of a Plan should vote AGAINST the Plan or against adjournment because if such shareholders take no action they may be assisting in having the Plan approved.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at a Meeting, is not a vote cast. Under existing NYSE rules, it is not expected that brokers, banks and other nominees will be entitled to vote Dryden Money Fund's shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." The Company will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment. Therefore, since approval of the Plan requires the affirmative vote of the lesser of 67% or more of the voting shares present at the Meeting if more than 50% of the outstanding voting shares are present or represented by proxy at the Meeting or a majority of the total number of shares of Dryden Money Fund outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

Shareholders having more than one account in Dryden Money Fund generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received. In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote FOR any such adjournment in their discretion. Shares represented by broker non-votes or abstentions will not be voted for or against adjournment. Because an adjournment requires an affirmative vote of a majority of the shares present at the Meeting, each broker non-vote and abstention would have the effect of a vote against adjournment.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone.

•  Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Company. In addition, the Company has engaged D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D.F. King & Co., Inc., if the Company has not yet received your vote. D.F. King & Co., Inc. may ask you for authority, by telephone, to permit D.F. King & Co., Inc. to execute your voting instructions on your behalf. Solicitation expenses are currently estimated to be approximately $267,000.

PRINCIPAL HOLDERS OF SHARES

The table below sets forth, as of September 5, 2008, each shareholder that owns of record more than 5% of any class of the Funds:

Fund	Shareholder Name	Address	Share Class	Shares / Percentage
MoneyMart Assets	First Clearing Corp, LLC c/o Wachovia Securities, LLC Attn: Jeff Askew	10700 Wheat First Drive Glen Allen VA 230600000	A	365,228,769.670 / 51.16%

	Citigroup Global Markets Inc Attn Peter Booth	333 West 34th Street 7th Floor New York NY 10001-4022	C	1,503,512.470 / 7.14%

	PIMS/Prudential Retirement As Nominee For The TTEE/CUST PL 004	Mount Sinai Medical Center One Gustave L Levy Place Box 1503 New York NY 100295000	Z	31,939,517.140 / 17.90%

	PIMS/Prudential Retirement As Nominee For The TTEE/CUST PL 005	New York City 160 Water Street Room 620 New York NY 100389222	Z	51,438,914.550 / 28.82%

	PIMS/Prudential Retirement As Nominee For The TTEE/CUST PL 008	Cubic Corporation 9333 Balboa Avenue San Diego CA 92123	Z	15,142,836.23 / 8.48%

Dryden Money Market Fund	Bisys Retirement Services FBO Buttonwillow Ginning Co Inc 401K	1700 17th Street Ste 300 Denver CO 802023531	L	505,003.010 / 6.37%

	Alerus Financial FBO Jet Fabricators, Inc. Employees' PSP	PO Box 64535 St Paul MN 55164-0535	L	485,986.360 / 6.13%

	Robert Chinery	116 Pitney Ave Spring Lake NJ 077621729	A	560,823.700 / 5.43%

	First Clearing LLC Illinois County Insurance Trust – 2001 Attn Nick Mance	816 S Main St	A	525,800.290 / 5.09%

As of the Record Date, the officers and directors of the Company, and the officers and directors of MoneyMart, as a group, beneficially owned less than 1% of the outstanding voting shares of Dryden Money Fund and MoneyMart, respectively.

ADDITIONAL INFORMATION

MoneyMart is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about MoneyMart is contained in MoneyMart's prospectus, dated September 13, 2007, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about MoneyMart is included in the MoneyMart's SAI, dated September 13, 2007 which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of MoneyMart's Annual Report to Shareholders for the fiscal year ended July 31, 2007 and the Semi-Annual Report (unaudited) to Shareholders for the period ended January 31, 2008, are each incorporated into this Proxy Statement/Prospectus and may be obtained by calling 1-800-225-1852 or by writing to MoneyMart at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

The Company (on behalf of Dryden Money Fund) and MoneyMart file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC's Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Maryland law, relating to the validity of shares of MoneyMart to be issued pursuant to the Plan, will be passed upon by DLA Piper US LLP, special Maryland counsel to MoneyMart.

Financial Statements

The audited financial statements of Dryden Money Fund, incorporated by reference herein and into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of Dryden Money Fund for the fiscal year ended October 31, 2007 (File No. 811-08085).

The unaudited financial statements of Dryden Money Fund, also incorporated by reference herein and into the SAI, are included in the Semi-Annual Report of Dryden Money Fund for the fiscal period ended April 30, 2008.

The audited financial statements of MoneyMart, incorporated by reference herein and into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of MoneyMart for the fiscal year ended July 31, 2007 (File No. 811-02619).

The unaudited financial statements of MoneyMart, also incorporated by reference herein and into the SAI, are included in the Semi-Annual Report of MoneyMart to Shareholders for the fiscal period ended January 31, 2008.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise Dryden Money Fund care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

MoneyMart and the Company are not required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Boards of Directors may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or the MoneyMart's and the Company's governing documents.

Pursuant to rules adopted by the SEC, a shareholder of Dryden Money Fund may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included. Although the charter of the Company provides that its by-laws may delineate requirements for presenting matters at annual meetings, its by-laws do not currently do so. This generally means that shareholders of the Company may submit proposals from the floor of an annual meeting. However, under Maryland law, the purpose of any special meeting of shareholders must be described in the notice of such meeting so only items included in the notice for a special meeting may be considered at a special meeting of shareholders.

The Board of Directors of the Company intends to bring before the Meeting the matters set forth in the foregoing notice. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Company, by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit A:	Form of Plan of Reorganization (attached).

Exhibit B:	Prospectus for MoneyMart, dated September 13, 2007, as supplemented (enclosed)

Exhibit C:	MoneyMart's Annual Report to Shareholders for the fiscal year ended July 31, 2007(enclosed)

Exhibit D:	MoneyMart's Semi-Annual Report to Shareholders for the fiscal period ended January 31, 2008 (unaudited) (enclosed)

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this ____ day of ______, 2008, by and between Strategic Partners Mutual Funds, Inc. (the "Company"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Dryden Money Market Fund, a series of the Company (the "Acquired Fund"), and MoneyMart Assets, Inc. (the "Acquiring Fund"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Together, the Acquiring Fund and the Acquired Fund are referred to as the "Funds," and individually as a "Fund."

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.001 each, of the Acquiring Fund (as defined in Section 1(b) as the "Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as defined in Section 3) of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Company, on behalf of the Acquired Fund, and by the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund's Liabilities, if any, and Liquidation and Dissolution of Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Company, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Acquiring Fund at the Closing all of the Acquired Fund's then existing assets, and the Acquiring Fund shall assume all of the Acquired Fund's liabilities. The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, the Acquiring Fund shall at the Closing deliver to the Company, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Company agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Company on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Company, on behalf of the Acquired Fund pursuant to this Section with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and then the Acquired Fund shall dissolve and terminate. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund shareholders and the classes and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Acquiring Fund shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement on Form N-1A.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Acquiring Fund's charter and currently effective registration statement on Form N-1A.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Company's charter and currently effective registration statement on Form N-1A.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be ______, 2008, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Company or at such other place as the parties may agree. The Company, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, of the Acquired Fund's Net Assets to be transferred to the account of the Acquiring Fund, at the Acquiring Fund's custodian. Also, the Company, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of common stock of the Acquired Fund, par value $0.001 each (the "Acquired Fund Shares"), and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Fund shall issue and deliver to the Secretary or Assistant Secretary of the Company at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date, or shall provide evidence satisfactory to the Company that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Company, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties by the Company, on behalf of the Acquired Fund, for the benefit of the Acquiring Fund.

The Company, on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Fund:

(a)  The Company is a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation ("SDAT"). The Company is duly registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with the Company's charter.

(b)  The financial statements appearing in the Company's Annual Report to Shareholders of the Acquired Fund for the fiscal year ended October 31, 2007 (copies of which have been furnished to the Acquiring Fund) have been audited by KPMG LLP, and fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  The unaudited financial statements appearing in the Company's Semi-Annual Report to Shareholders of the Acquired Fund for the period ended April 30, 2008 (copies of which will be furnished to the Acquiring Fund), fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of such date, in conformity with U.S. generally accepted accounting principles.

(d)  The Company has the necessary corporate power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(e)  The Company is not a party to or obligated under any provision of the Company's charter or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Code, and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  To the best of the Acquired Fund's knowledge, the Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective under the 1933 Act, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy

Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund; all included in the Registration Statement, and the Registration Statement (i) complied and will comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) did not and will not contain any untrue statement of a material fact or omit to state a material fact (a) required to be stated therein or necessary to make the statements therein, not misleading, or (b) necessary in order to make the statements, in light of therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use therein.

5.  Representations and Warranties by the Acquiring Fund to the Company, for the benefit of the Acquired Fund.

The Acquiring Fund makes the following representations and warranties to the Company, for the benefit of the Acquired Fund:

(a)  The Acquiring Fund is a corporation duly organized under the laws of Maryland and validly existing under the laws of that jurisdiction and in good standing with the SDAT. The Acquiring Fund is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  The Acquiring Fund is authorized to issue __ shares of common stock, par value $0.001 each of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares delivered will be duly authorized, validly issued, fully paid and non-assessable and, under the Acquiring Fund's charter and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefore or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2007 (copies of which have been furnished to the Company) have been audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  The unaudited financial statements appearing in the Acquiring Fund's Semi-Annual Report to Shareholders of the Acquiring Fund for the period ended January 31, 2008 (copies of which will be furnished to the Company), fairly present the financial position of the Acquiring Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)  The Acquiring Fund has the necessary corporate power and authority to conduct its business as such business is now being conducted.

(g)  The Acquiring Fund is not a party to or obligated under any provision of its charter or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement becomes effective under the 1933 Act, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund included in the Registration Statement, and the Registration Statement (i) complied and will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) did not and will not contain any untrue statement of a material fact or omit to state a material fact (a) required to be stated therein, or necessary to make the statements therein, not misleading, or (b) necessary in order to make the statements, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Company, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by the Company, on behalf of the Acquired Fund, and the Acquiring Fund.

The Company, on behalf of the Acquired Fund, and the Acquiring Fund (each a "Fund" and together the "Funds") make the following representations and warranties to each other:

(a)  The statement of assets and liabilities to be created by the Company as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free, and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the current prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary action of the Board of Directors of the Company and the Board of Directors of the Acquiring Fund, and this Plan constitutes a valid and binding obligation enforceable against the Company and the Acquiring Fund in accordance with its terms.

(f)  The Company and the Acquiring Fund anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of the Company, on behalf of the Acquired Fund, and the Acquiring Fund.

(a)  The Company intends to operate the Acquired Fund's business as presently conducted between the date hereof and the Closing Date. The Acquiring Fund intends to operate its business as presently conducted between the date hereof and the Closing Date.

(b)  The Company intends that the Acquired Fund will not acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  The Company intends, if the Reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Company and Acquiring Fund intend that, by the time of Closing, each Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Company intends to have available a copy of the shareholder ledger accounts, certified by the Company's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Company intends, to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered if it has not previously done so, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Acquiring Fund covenants, to file with the U.S. Securities and Exchange Commission (the "SEC") if it has not previously done so, a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus (the "Prospectus") of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or (a) omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) in the light of the circumstances under which they were made, not misleading.

(h)  The Company intends to call, if it has not previously done so, a special meeting of the shareholders of the Acquired Fund to consider and act upon the Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Company intends that it will, from time to time, as and when requested by the Acquiring Fund execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Acquiring Fund intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Acquiring Fund intends that it will, from time to time, as and when requested by the Company, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Company, on behalf of the Acquired Fund, and the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds prior to closing shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary, Assistant Secretary or equivalent officer of each of the Company and the Acquiring Fund shall execute a certificate to the foregoing effect.

(b)  That the form of the Plan shall have been adopted and approved by the appropriate action of the Board of Directors of the Company, on behalf of the Acquired Fund, and the Board of Directors of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the transactions contemplated by the Plan under Section 25(c) of the 1940 Act; and, further, no other legal, administrative or other proceeding shall have been instituted or, to the best of either the Company's or the Acquiring Fund's knowledge, have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby, or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  The Company, for the benefit of the Acquired Fund, shall have received on the Closing Date a favorable opinion from (i) DLA Piper US LLP, Maryland counsel to the Acquiring Fund, with respect to items in this section that relate to matters of Maryland law, and (ii) Sullivan & Cromwell LLP, counsel to the Acquiring Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Acquiring Fund is a corporation duly incorporated and validly existing under the laws of the State of Maryland in good standing with the SDAT with requisite corporate power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its current prospectus;

(2)  The Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Plan by the Company, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  When the Acquiring Fund Shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, in an amount not to exceed the then authorized number of shares of common stock under the Acquiring Fund's charter, par value $0.001 per share, as contemplated by the Plan for the consideration stated in the Plan, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable, and no shareholder of the

Acquiring Fund will have any pre-emptive rights under Maryland law to subscription or purchase in respect thereof;

(4)  The execution and delivery of the Plan did not, and the performance of the Plan, by the Acquiring Fund, of its obligations under the Plan will not violate any provision of the Acquiring Fund's charter or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Acquiring Fund's currently effective registration statement on Form N-1A, except where such violation, default or breach would not have a material adverse effect on the Funds;

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Acquiring Fund, under the federal laws of the United States and the laws of the State of Maryland for the consummation by the Acquiring Fund, of the transactions contemplated by the Plan, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(6)  The Acquiring Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration; and

(7)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Acquiring Fund, that would be required to be disclosed in the Acquiring Fund's registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Fund.

(g)  The Acquiring Fund shall have received on the Closing Date a favorable opinion from (i) DLA Piper US LLP, counsel to the Company, with respect to items in this section that relate to matters of Maryland law, and (ii) Willkie Farr & Gallagher LLP, counsel to the Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Company is a corporation duly incorporated and validly existing under the laws of the State of Maryland and in good standing with the SDAT with requisite corporate power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its current prospectus;

(2)  The Plan has been duly authorized and executed by the Company, on behalf of the Acquired Fund, and, assuming delivery by the Company, on behalf of the Acquired Fund, and due authorization, execution and delivery of the Plan by the Acquiring Fund, is a valid and legally binding obligation of the Company and the Acquired Fund enforceable against the Company and the Acquired Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding the choice of Maryland law to govern this Plan;

(3)  All actions required to be taken by the Company on behalf of the Acquired Fund under the charter, the by-laws and the laws of the state of Maryland to authorize the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company on behalf of the Acquired Fund;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Company, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of the

Company's articles of incorporation or by-laws, or result in a default or breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Company's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by the Company, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)  Such counsel knows of no litigation or government proceeding instituted or threatened against the Company or the Acquired Fund, that would be required to be disclosed in the Company's registration statement on Form N-1A and is not so disclosed; and

(7)  The Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company.

(h)  The Company and the Acquiring Fund shall have received with respect to the Acquired Fund and the Acquiring Fund, on or before the Closing Date, an opinion of Shearman & Sterling LLP, special tax counsel to each of the Company and the Acquiring Fund, in form and substance satisfactory to the Company and the Acquiring Fund, substantially to the effect that, for federal income tax purposes:

(1)  the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  in accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account, subject to applicable limitations, certain tax attributes of the Acquired Fund, such as earnings and profits, capital loss carryovers, and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company and the Acquiring Fund with regard to certain matters.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each of the Company, on behalf of the Acquired Fund, and the Acquiring Fund represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by Prudential Investments, LLC and/or an affiliate.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, the Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either the Company, on behalf of the Acquired Fund, by resolution of its Board of Directors or by the Acquiring Fund by resolution of its Board of Directors, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and none of the Company, the Acquired Fund or the Acquiring Fund, nor their respective directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of the Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors if, in the judgment of such Board, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4, 5, and 6 hereof shall expire with and be terminated upon termination of the Plan, and none of the Company, the Acquired Fund or the Acquiring Fund, any of their respective officers, directors, agents or shareholders or their respective shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of either Fund or the Company against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Company's or the Acquiring Fund's shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to the Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Company, on behalf of the Acquired Fund, and the Board of Directors of the Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Company, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of the Company and the Acquiring Fund acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Company or the Acquiring Fund hereunder, and in particular that none of the assets of the Company, other than the portfolio assets of the Acquired Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Agreement and Amendments; Survival of Warranties.

The Plan embodies the entire agreement of the Company, on behalf of the Acquired Fund, and the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. The Plan may be amended only in a writing signed by the Company, on behalf of the Acquired Fund, and the Acquiring Fund. The Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns and neither the Plan nor any interest herein may be assigned without the prior written consent of the Company, on behalf of the Acquired Fund, or the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in the Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to the Acquiring Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, Strategic Partners Mutual Funds, Inc., on behalf of its series, Dryden Money Market Fund, and MoneyMart Assets, Inc., have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

STRATEGIC PARTNERS MUTUAL FUNDS, INC. on behalf of Dryden Money Market Fund

Attest: Jonathan D. Shain Assistant Secretary	By: Name: Robert F. Gunia Title: Vice President

MONEYMART ASSETS, INC.

Attest: Jonathan D. Shain Assistant Secretary	By: Name: Judy A. Rice Title: President

Exhibit B

PROSPECTUS DATED SEPTEMBER 13, 2007

The Prospectus for MoneyMart, dated September 13, 2007, as well as supplements to the prospectus for MoneyMart dated December 4, 2007 and March 13, 2008, are part of this Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT DATED JULY 31, 2007

The Annual Report for MoneyMart, dated July 31, 2007, is part of this Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

Exhibit D

SEMI-ANNUAL REPORT DATED JANUARY 31, 2008

The Semi-Annual Report for MoneyMart, dated January 31, 2008 (unaudited), is part of this Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

D-1

TABLE OF CONTENTS TO THE PROXY STATEMENT AND PROSPECTUS

3	Summary

3	The Proposal

3	Shareholder Voting

4	Comparison of Important Features

4	The Investment Objectives and Policies of the Funds

4	Other Policies

4	Risks of Investing in the Funds

5	Federal Income Tax Considerations

5	Fundamental Investment Restrictions

9	Certain Organizational Differences (and Similarities) Between Dryden Money Fund and MoneyMart

10	Management of the Funds

12	Valuation

12	Portfolio Holdings

14	Frequent Purchases and Redemptions of Fund Shares

14	Purchases, Redemptions, Exchanges and Distributions

14	Fees and Expenses

15	Shareholder Fees and Operating Expenses

19	Expense Examples

20	Distribution Plans

21	Performance of the Funds

24	Reasons for the Reorganization

24	Information About the Reorganization

25	Closing

25	Expenses Resulting from the Reorganization

25	Tax Consequences of the Reorganization

26	Characteristics of MoneyMart Shares

27	Capitalization

29	Voting Information

29	Required Vote

30	How to Vote

30	Revocation of Proxies

30	Solicitation of Voting Instructions

31	Principal Holders of Shares

31	Additional Information

32	Miscellaneous

32	Legal Matters

32	Financial Statements

32	Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

32	Shareholder Proposals

Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A – Form of Plan of Reorganization (attached)

B-1	Exhibit B – Prospectus dated September 13, 2007 for MoneyMart (enclosed)

C-1	Exhibit C – Annual Report to Shareholders of MoneyMart for the fiscal year ended July 31, 2007 (enclosed)

D-1	Exhibit D – Semi-Annual Report to Shareholders of MoneyMart for the fiscal period ended January 31, 2008 (unaudited) (enclosed)

MONEYMART ASSETS, INC.
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102
(800) 225-1852

STATEMENT OF ADDITIONAL INFORMATION

DATED SEPTEMBER 15, 2008

STRATEGIC PARTNERS MUTUAL FUNDS, INC.
Dryden Money Market Fund
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102
(800) 225-1852

This Statement of Additional Information specifically relates to the proposed transaction (Transaction) between Dryden Money Market Fund (Dryden Money Fund) – a series of Strategic Partners Mutual Funds, Inc.–and MoneyMart Assets, Inc. (MoneyMart), under which Dryden Money Fund will transfer all of its assets to, and all of its liabilities will be assumed by, MoneyMart. MoneyMart will be the surviving fund, and each whole and fractional share of Dryden Money Fund shall be exchanged for whole and fractional shares of equal net asset value of MoneyMart to occur on November 21, 2008, or such later date as the parties may agree. This Statement of Additional Information consists of this cover page and the following described documents, each of which are included herein unless noted otherwise:

1.  Statement of Additional Information of MoneyMart dated September 13, 2007 (incorporated by reference).

2.  Annual Report of Dryden Money Fund for the fiscal year ended October 31, 2007.

3.  Semi-Annual Report of Dryden Money Fund for the fiscal period ended April 30, 2008. The Semi-Annual Report is unaudited, and reflects all adjustments which, in the opinion of management of Dryden Money Market, are necessary to a fair statement of the results for the six-month period ended April 30, 2008 (incorporated by reference).

4.  Annual Report of MoneyMart for the fiscal year ended July 31, 2007.

5.  Semi-Annual Report of MoneyMart for the six-month period ended January 31, 2008. The Semi-Annual Report is unaudited, and reflects all adjustments which, in the opinion of management of MoneyMart, are necessary to a fair statement of the results for the six-month period ended January 31, 2008.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus/Proxy Statement dated, September 15, 2008, relating to the above-referenced matter. A copy of the Prospectus/Proxy Statement may be obtained from MoneyMart without charge by writing or calling MoneyMart at the address or phone number listed above.

FINANCIAL STATEMENTS

The Annual Reports of Dryden Money Fund and MoneyMart, for the fiscal years ended October 31, 2007 and July 31, 2007, respectively, each including audited financial statements, the notes thereto and the report of their independent auditors thereon, are included herein. The Semi-Annual Reports (unaudited) of Dryden Money Fund and MoneyMart, for the six-month periods ended April 30, 2008 and January 31, 2008, respectively, and the notes thereto, are also included herein.

PART C
OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VII of the Registrant’s Amended By-Laws (Exhibit (2) to the Registration Statement), the Registrant shall indemnify present and former officers, directors, employees and agents of the Registrant against judgments, fines, settlements and expenses and may advance expenses to such parties to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. Section 2-418 of Maryland General Corporation Law permits indemnification of directors unless it is established that (1) the act or omission of the director was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the director has reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (7)(a) to the Registration Statement), Prudential Investment Management Services LLC or the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the Commission) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Section 9 of the Management Agreement (Exhibit (6)(a) to the Registration Statement) limits the liability of Prudential Investments LLC (PI) to losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36 (b)(3) of the 1940 Act) or losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by PI of its obligations and duties under the Management Agreement. Section 4 of the Subadvisory Agreement (Exhibit (6)(b) to the Registration Statement) limits the liability of Prudential Investment Management, Inc. (PIM) to losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by PIM of its obligations and duties under the Subadvisory Agreement.

The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect and is consistently applied.

The Registrant maintains an insurance policy insuring its officers and directors against certain liabilities and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting conflict of interest, intentional non-compliance with statutes or regulations or dishonesty, fraudulent or criminal acts or omissions. The insurance policy also insures the Registrant against the costs of indemnification payments to officers and directors under certain circumstances.

ITEM 16. EXHIBITS.

(1)(a) Articles of Restatement of Articles of Incorporation, incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

(b) Articles of Amendment effective July 7, 2003, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on December 31, 2003.

(c) Articles Supplementary filed December 9, 2003, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on December 31, 2003.

(d) Articles Supplementary dated July 28, 2008, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on July 31, 2008.

(2) By-Laws of Registrant, as Amended and Restated November 18, 1999, incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 28, 2001.

(3) None.

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(4) Form of Agreement and Plan of Reorganization by and between Strategic Partners Mutual Funds, Inc. and MoneyMart Assets.  Filed herewith as Exhibit A to the Proxy Statement/Prospectus contained within this Registration Statement.

(5) None.

(6)(a) Management Agreement between the Registrant and Prudential Mutual Fund Management, incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

(b) Subadvisory Agreement between Prudential Mutual Fund Management and The Prudential Investment Corporation, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

(c) Amendment to Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation, incorporated by reference to Exhibit (d)(iii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 29, 2000.

(7)(a) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(ii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 28, 2000.

(b) Form of Dealer Agreement, incorporated by reference to Exhibit (e)(iii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 28, 2000.

(8) None.

(9)(a) Custodian Agreement between the Registrant and The Bank of New York (BNY), incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on March 2, 2006.

(b) Amendment dated June 6, 2005 to Custodian Agreement between Registrant and BNY, incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on March 2, 2006.

(10) Amended and Restated Distribution and Service Plan of Registrant, incorporated by reference to Exhibit (m)(ii) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 28, 2000.

(11) Form of Opinion and Consent of DLA Piper US LLP, counsel for Registrant, incorporated by reference to the corresponding exhibit to the Registration Statement on Form N-14 (333-152932) filed via EDGAR on August 11, 2008.

(12) Form of Opinion and Consent of Shearman & Sterling LLP, special tax counsel to Registrant, supporting tax matters and consequences to shareholders.  To be filed by Amendment.

(13) None.

(14) Consent of Independent Registered Public Accounting Firm, KPMG LLP.  Filed herewith.

(15) None.

(16) Power of Attorney.  Filed herewith.

(17) Form of voting instruction card.  Filed herewith.

ITEM 17.  UNDERTAKINGS.

1. The Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

2

3. The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization promptly after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Newark, and State of New Jersey, on the 17th day of September, 2008.

MONEYMART ASSETS, INC.

* JUDY A. RICE
Judy A. Rice, President

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

* DAVID E.A. CARSON	Director
David E.A. Carson		September 17, 2008

* ROBERT F. GUNIA	Vice President and Director
Robert F. Gunia		September 17, 2008

* ROBERT E. LA BLANC	Director
Robert E. La Blanc		September 17, 2008

* JUDY A. RICE	President
Judy A. Rice		September 17, 2008

* ROBIN B. SMITH	Director
Robin B. Smith		September 17, 2008

* STEPHEN STONEBURN	Director
Stephen Stoneburn		September 17, 2008

* GRACE C. TORRES	Treasurer, Principal Financial and Accounting Officer
Grace C. Torres
September 17, 2008

* By: /s/ JONATHAN D. SHAIN	Attorney-in-Fact
Jonathan D. Shain		September 17, 2008

*Pursuant to Powers of Attorney filed herein as Exhibit 16.

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EXHIBIT INDEX

Exhibit Number	Description

(4)	Form of Agreement and Plan of Reorganization by and between Strategic Partners Mutual Funds, Inc. and MoneyMart Assets, Inc. Filed herewith as Exhibit A to the Proxy Statement/Prospectus.

(14)	Consent of Independent Registered Public Accounting Firm, KPMG LLP.

(16)	Power of Attorney.

(17)	Form of voting instruction card.

4